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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 29, 1998
                        (date of earliest event reported)

                          PNC MORTGAGE SECURITIES CORP.
                    as Depositor and Master Servicer under a
                         Pooling and Servicing Agreement
                          dated as of September 1, 1998
                          providing for the issuance of

                                 $460,206,255.66

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 1998-9

Delaware                         333-50053                 T/B/D

(State or other                  (Commission               (IRS Employer
jurisdiction of                  File Number)              Identification
Incorporation)                                             Number)

                             75 NORTH FAIRWAY DRIVE
                          VERNON HILLS, ILLINOIS 60061

                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (847) 549-6500




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Item 1.  Changes in Control of Registrant.  Not applicable.

Item 2.  Acquisition or Disposition of Assets.  Not applicable.

Item 3.  Bankruptcy or Receivership.  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.  Not applicable.

Item 5.  Other Events.  Not applicable.

Item 6.  Resignation of Registrant's Directors.  Not applicable.

Item 7.  Financial Statements and Exhibits.

         The following exhibit is furnished herewith:

         7.1 Pooling and Servicing Agreement between PNC Mortgage Securities Corp., Depositor and Master Servicer, and State Street Bank and Trust Company, Trustee, dated as of September 1, 1998.

Item 8.  Change in Fiscal Year.  Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.  Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    September 29, 1998

                                            PNC MORTGAGE SECURITIES
                                            CORP.
                                            (Registrant)

                                            By: /s/ Thomas G. Lehmann
                                               --------------------------
                                                Thomas G. Lehmann
                                                 Vice President
                                                (Authorized Officer)


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                          STATEMENT OF DIFFERENCES
                          ------------------------

  The dagger symbol shall be expressed as ................................ 'D'
  The Greek letter Delta shall be expressed as ........................... [D]
  The Greek lower case letter alpha shall be expressed as ................ [a]
  The Greek lower case letter gamma shall be expressed as ................ [g]
  The Greek lower case letter delta shall be expressed as ................ [d]
  The less than or equal to sign shall be expressed as ................... <-
  The greater than or equal to sign shall be expressed as ................ >-
  Any subscript symbol shall be preceded by .............................. [s]



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